UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) May 27, 2007

OAKMONT ACQUISITION CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51423	20-2679740
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Bloomfield Hills Pkwy., Ste. 240

Bloomfield Hills, MI 48304

(Address of Principal Executive Offices) (Zip Code)

(248) 220-2001

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On June 27, 2007, Oakmont Acquisition Corp. (“Oakmont”) caused to be distributed to all holders of record of its common stock a Notice of Special Meeting of Stockholders announcing that a special meeting of Oakmont’s stockholders will be held at 8:00 a.m., Eastern Daylight Time, on July 17, 2007 at 33 Bloomfield Hills Parkway, Suite 240, Bloomfield Hills, Michigan 48304 to consider and vote upon the proposed merger of Oakmont and Brooke Credit corporation (“BCC”) and related proposals. The record date for the special meeting is June 25, 2007. A copy of the Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Amended and Restated Agreement and Plan of Merger, dated as of April 30, 2007, providing for the merger of Oakmont and BCC is an attachment to the notice and is attached hereto as Exhibit 99.2.

Oakmont, BCC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies for the Oakmont special meeting of stockholders referred to above at which Oakmont’s stockholders will be asked to approve the merger.

Stockholders of Oakmont and BCC and other interested persons are advised to read Oakmont’s amended preliminary proxy statement and, when available, Oakmont’s definitive proxy statement in connection with Oakmont’s solicitation of proxies for the special meeting at which Oakmont’s stockholders will be asked to approve the merger because these proxy statements contain important information. Such persons can also read Oakmont’s final prospectus, dated July 12, 2005, as well as periodic reports, for more information about Oakmont, its officers, directors, and their interests in the successful consummation of this business combination.

When available the definitive proxy statement will be mailed to Oakmont’s stockholders as of the June 25, 2007 record date for voting at the special meeting. Stockholders can also obtain a copy of the definitive proxy statement, the final prospectus and other periodic reports filed with the Securities and Exchange Commission, without charge, by visiting the Securities and Exchange Commission’s Internet site at (http;//www.sec.gov).

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits. The following exhibit is being furnished herewith:

Exhibit Number	Description
99.1	Notice of Special Meeting of Stockholders dated June 27, 2007.

99.2	Amended and Restated Agreement and Plan of Merger, dated as of April 30, 2007 (Incorporated by reference to Exhibit 2.1 to Oakmont’s Current Report on Form 8-K dated April 30, 2007 and filed on May 3, 2007).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

OAKMONT ACQUISITION CORP.

By:	/s/ Michael C. Azar
Name: Michael C. Azar
Title: President

Date: June 27, 2007

EXHIBIT INDEX

Exhibit Number	Description
99.1	Notice of Special Meeting of Stockholders dated June 27, 2007.

99.2	Amended and Restated Agreement and Plan of Merger, dated as of April 30, 2007 (Incorporated by reference to Exhibit 2.1 to Oakmont’s Current Report on Form 8-K dated April 30, 2007 and filed on May 3, 2007).